Supplement dated October 8, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014 and September 10, 2014

As supplemented September 12, 2014 and October 1, 2014.
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.
On or about October 22, 2014, make the following changes.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

Delete the information related to Pacific Investment Management Company LLC (“PIMCO”).

Sub-Advisory Agreements for the Funds

All Other Funds

Delete the sub-advisory fee information associated with Global Multi-Strategy (PIMCO).

APPENDIX B

Delete the proxy voting policy for PIMCO.

APPENDIX C

Delete the two lines referencing Allianz Group/Pacific Investment Management LLC.

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